Rule 497(e)

File Nos. 333-70963

and 811-09201

Executive Benefit VUL II – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

offered by Great-West Life & Annuity Insurance Company

in connection with its COLI VUL-2 Series Account

Supplement dated December 4, 2013 to the

Prospectus dated May 1, 2013

This Supplement amends certain information contained in the Prospectus dated May 1, 2013.

Effective immediately, the Prospectus is revised to clarify that the Change of Insured Rider is available only to non-individual Owners, as follows:

1.	Item number two under the subsection titled “Supplemental Benefits” on page 6 within the section titled “Summary of the Policy and its Benefits” is deleted and replaced with the following:

“2. Change of Insured (not available to individual Owners).”

2.	The heading and first sentence of the third paragraph of page 31 of the Prospectus in the section titled “Change of Insured Rider” are deleted and replaced with the following:

“Change of Insured Rider (Not available to individual purchasers). This rider permits you to change the Insured under your Policy.”

Effective immediately, the Prospectus is revised to clarify that the return of expense charge provision applies to all purchasers, as follows:

1.	The first sentence in the fifth paragraph on page 21 of the Prospectus in the section titled “Expense Charges Applied to Premium” is deleted and replaced with the following:

“Where permitted by applicable state insurance law, if your Policy is surrendered for the Surrender Benefit (Account Value less any outstanding Policy loans and less accrued loan interest) within the first six Policy Years, we will return a percentage of the expense charge.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus dated May 1, 2013.

Please keep this Supplement for future reference.